UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 31, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 31, 2006, AIMCO-GP, Inc., a wholly owned subsidiary of Apartment Investment and Management Company, a Maryland corporation (“Aimco”), and the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the “Aimco Operating Partnership”), entered into the Forty-Eighth Amendment to the Third Amended and Restated Agreement of Limited Partnership of Aimco Operating Partnership, as amended (the “Forty-Eighth Amendment”). The Forty-Eighth Amendment designates the Class IX High Performance Partnership Units (the “Class IX Units”).
     The specific characteristics of the Class IX Units are as follows:
•	The Class IX Units have a three-year measurement period starting on January 1, 2006 and ending December 31, 2008.

•	The Class IX Units will have nominal value unless the Aimco total return for the measurement period (dividend income plus share price appreciation) exceeds 115% of the cumulative total return of the MSCI US REIT Index and has a cumulative total return of at least 36.8% (equivalent to 11% per year compounded).

•	The amount, if any, by which the total return of the Class A Common Stock of Aimco (the “Common Stock”) over the measurement period exceeds the applicable total return hurdle will be considered the “Outperformance Return.” Outperformance Return multiplied by Aimco’s average market capitalization will be considered “Outperformance Stockholder Value Added” for stockholders.

•	If the minimum total return hurdle is met as of December 31, 2008, the holders of the 5,000 Class IX Units will thereafter receive distributions and allocations of income and loss at the same time and in the same amount (subject to certain exceptions upon liquidation of the Aimco Operating Partnership) as a number of common partnership units in the Aimco Operating Partnership equal to (i) 5% of Outperformance Stockholder Value Added, divided by (ii) the average volume weighted price of Common Stock over the 20 trading days ending on the determination date (subject to a 1% limit on dilution).

•	The Class IX Units are not redeemable unless there is a change of control of Aimco, in which case they may be redeemed by the holder for cash, or, at Aimco’s option, Common Stock.
     A copy of the Forty-Eighth Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed with this report:

Exhibit
Number	Description
10.1	Forty-Eighth Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P. (Exhibit 4.1 to AIMCO Properties, L.P.’s Current Report on Form 8-K dated May 31, 2006 (filed June 2, 2006) is incorporated herein by this reference)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: June 2, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Miles Cortez Miles Cortez
Executive Vice President, GeneraL Counsel and Secretary